UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2016

Date of Report (Date of Earliest Event Reported)

HP Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                                           Other Events.

As previously reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2015, HP Inc. (the “Company”) completed the separation of Hewlett Packard Enterprise Company, the Company’s former enterprise technology infrastructure, software, services and financing businesses (“Hewlett Packard Enterprise”) from the Company effective as of November 1, 2015. As a result of the separation, the historical results of the operations and financial positions of Hewlett Packard Enterprise were reported as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the period ended January 31, 2016, filed with the SEC on March 3, 2016. In addition, the Company made certain segment and business unit realignments in order to optimize its operating structure, initially reflected in the same Quarterly Report on Form 10-Q.

The exhibits included with this Current Report on Form 8-K supersede the following items in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2015, filed with the SEC on December 16, 2015 (the “Form 10-K”), to reflect, retrospectively, the changes resulting from (i) the reclassification of the historical results of operations and financial positions of Hewlett Packard Enterprise as discontinued operations and (ii) the realignment of the Company’s reporting segments:

•                  Part II, Item 6:  Selected Financial Data (included as Exhibit 99.1 to this Current Report on Form 8-K);

•                  Part II, Item 7:  Management’s Discussion and Analysis of Financial Condition and Results of Operations (included as Exhibit 99.2 to this Current Report on Form 8-K); and

•                  Part II, Item 8:  Financial Statements and Supplementary Data (included as Exhibit 99.3 to this Current Report on Form 8-K).

Each of the exhibits described above is incorporated by reference into this Item 8.01.

The items included with this Current Report on Form 8-K have been updated solely for matters relating specifically to the reclassification of the historical results of operations and financial positions of Hewlett Packard Enterprise as discontinued operations and the realignment of the Company’s reporting segments, as described above. The audited financial statements included in Exhibit 99.3 in this Current Report on Form 8-K have been modified, on a limited basis where appropriate, to provide supplemental information on events or occurrences after the date of the filing of the Form 10-K. Therefore, this Current Report on Form 8-K should be read in conjunction with the Form 10-K, and filings made by the Company with the SEC subsequent to the filing of the Form 10-K, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended January 31, 2016.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) and Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended.

Exhibit 31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) and Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended.

Exhibit 32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.1	Item 6. Selected Financial Data.

Exhibit 99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Item 8. Financial Statements and Supplementary Data.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: April 27, 2016	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 31.1	Certification of Chief Executive Officer pursuant to Rule 13a-14(a) and Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended.

Exhibit 31.2	Certification of Chief Financial Officer pursuant to Rule 13a-14(a) and Rule 15d-14(a) of the Securities Exchange Act of 1934, as amended.

Exhibit 32	Certification of Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.1	Item 6. Selected Financial Data.

Exhibit 99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Exhibit 99.3	Item 8. Financial Statements and Supplementary Data.